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                                                          Exhibit (23.2)



         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration

Statement on Form S-8 (No. 333-43524) of Eastman Kodak Company of our

report dated June 20, 2003 relating to the financial statements of

Eastman Kodak Employees' Savings and Investment Plan, which appears in this Form 11-K.





/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Rochester, New York
May 28, 2004